                                                                  EXHIBIT 10.6.5


Niagara Mohawk Power Corporation                 Substitute Original Sheet No. 1
Rate Schedule FERC No. 189                      Superceding Original Sheet No. 1



                              AMENDED AND RESTATED
                            INTERCONNECTION AGREEMENT

            This AMENDED AND RESTATED INTERCONNECTION AGREEMENT (hereinafter referred to as the "AGREEMENT") is made as of June 29, 2001, between NIAGARA MOHAWK POWER CORPORATION (hereinafter referred to as "NIAGARA MOHAWK") and SITHE/INDEPENDENCE POWER PARTNERS, L.P., (hereinafter referred to as the "PRODUCER").

      WHEREAS, NIAGARA MOHAWK and PRODUCER have previously entered into the INTERCONNECTION AGREEMENT dated March 9, 1992, as amended on July 20, 1992 and November 17, 1992, which provides for the interconnection of the PRODUCTION FACILITY (as defined below) with NIAGARA MOHAWK's electric transmission system; and

      WHEREAS NIAGARA MOHAWK and PRODUCER desire to amend the INTERCONNECTION AGREEMENT further in certain respects and to restate the AGREEMENT as set forth herein, in compliance with the Federal Energy Regulatory Commission's (hereinafter referred to as "FERC") Order No. 614, 90 FERC [Paragraph] 61,352
(2000); and

      WHEREAS, PRODUCER owns the PRODUCTION FACILITY (as defined in Section 1.1 of the Amended and Restated Transmission Services Agreement between the parties, dated June 29, 2001 (as amended, supplemented or modified and in effect from time to time, "Transmission Services Agreement")), which is interconnected with NIAGARA MOHAWK's bulk power transmission system at the POINT OF RECEIPT (as defined in Section 1.2 below); and

Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                 Substitute Original Sheet No. 2
Rate Schedule FERC No. 189                      Superceding Original Sheet No. 2


      WHEREAS, the New York State electricity market has been restructured: (a) to give the New York Independent System Operator, Inc. (hereinafter referred to as "NYISO") operational control over certain transmission facilities owned by the Members of the Transmission Owners Committee of the Energy Association of New York State (hereinafter referred to as the "MEMBER SYSTEMS"); and (b) to establish the ISO ADMINISTERED MARKETS (as defined in the New York Independent System Operator Market Administration and Control Area Services Tariff (as amended, supplemented or modified and in effect from time to time, the "NYISO SERVICES TARIFF")); and

      WHEREAS, the NYISO also provides transmission services to customers in New York State pursuant to the provisions of its Open Access Transmission Tariff, as amended, supplemented, or modified and in effect from time to time (the "NYISO OATT"); and

      WHEREAS, PRODUCER may, in PRODUCER's sole discretion, subject to the provisions of the NYISO OATT and the NYISO SERVICES TARIFF, as applicable, sell electric energy, capacity or other services into the ISO ADMINISTERED MARKETS and/or may enter into any number of BILATERAL TRANSACTIONS (as that term is defined in the NYISO SERVICES TARIFF); and

      WHEREAS, PRODUCER and NIAGARA MOHAWK have entered into the Transmission Services Agreement, which provides that NIAGARA MOHAWK will provide transmission services to deliver electric energy and capacity from the PRODUCTION FACILITY to the Pleasant Valley Substation; and

      WHEREAS, PRODUCER desires to receive, and NIAGARA desires to furnish, the interconnection services provided in this AGREEMENT.



Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                 Substitute Original Sheet No. 3
Rate Schedule FERC No. 189                      Superceding Original Sheet No. 3


      NOW THEREFORE, in consideration of the mutual obligations and undertakings set forth herein, the parties to this AGREEMENT covenant and agree as follows:

      1.    AGREEMENT TO INTERCONNECT; DESCRIPTION OF INTERCONNECTION FACILITY

            1.1 NIAGARA MOHAWK and PRODUCER agree to retain the existing interconnection between the PRODUCTION FACILITY and NIAGARA MOHAWK's existing transmission system (hereinafter "TRANSMISSION SYSTEM") in accordance with the terms and conditions contained herein.

            1.2 The TRANSMISSION SYSTEM and PRODUCTION FACILITY are interconnected within the Independence Switchyard owned by NIAGARA MOHAWK at the motor-operated switches commonly referred to as Switch Number 273 and Switch Number 283 (collectively, the "POINT OF RECEIPT"). For purposes of this AGREEMENT, the term "INTERCONNECTION FACILITY" includes, as detailed in Schedule A and Schedule B, the Independence 345kV Switchyard, the 345kV line from Independence to Scriba, the new two breaker bay at Scriba, the new 345kV line from Independence to Clay and the new two breaker bay at Clay. PRODUCER and NIAGARA MOHAWK stipulate and agree that the facilities on NIAGARA MOHAWK's side of the POINT OF RECEIPT are operated and controlled by the NYISO and that PRODUCER's delivery of electricity to the POINT OF RECEIPT constitutes delivery of such electricity to the NYISO for purposes of service under the NYISO OATT, or for any sales by PRODUCER of electricity, capacity, ancillary services or any other services under the NYISO SERVICES TARIFF. The parties further stipulate and agree that PRODUCER shall not be required to purchase any additional services from NIAGARA MOHAWK in connection with transmission service under the NYISO OATT, or for any sales by PRODUCER of electricity, capacity, ancillary services or any other services under the NYISO SERVICES



Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                 Substitute Original Sheet No. 4
Rate Schedule FERC No. 189                      Superceding Original Sheet No. 4


TARIFF, so long as the NYISO continues to operate and control the transmission facilities on NIAGARA MOHAWK's side of the POINT OF RECEIPT. In accordance with
Article 11, PRODUCER shall be responsible for all of the reasonable out-of-pocket costs and expenses of NIAGARA MOHAWK in connection with the operation and maintenance of the INTERCONNECTION FACILITY.

            1.3 Electricity transferred to the TRANSMISSION SYSTEM shall be measured by electric watt-hour meters of a type approved by the Public Service Commission of the State of New York. If the meters are located at a point other than the POINT OF RECEIPT, the readings will be adjusted for losses between the metering location and the POINT OF RECEIPT. These metering facilities will be installed, owned and maintained by NIAGARA MOHAWK and shall be sealed by NIAGARA MOHAWK, with the seal broken only upon occasion when the meters are to be inspected, tested or adjusted and representatives of both NIAGARA MOHAWK and PRODUCER are present. The meter and installation costs shall be borne by PRODUCER. The meters shall be maintained in accordance with the rules set forth in 16 NYCRR Part 92 and in conformance with ESB #756-B, both of which are incorporated herein by reference. NIAGARA MOHAWK will guarantee the installation of any meter and its accuracy for a period of one year from the date that said meter is installed. Any maintenance, repair or replacement required during the initial year for any such meter will be at the expense of NIAGARA MOHAWK. In the event that any meter is found to be inaccurate after the initial year, NIAGARA MOHAWK will repair or replace the same as soon as possible at the expense of PRODUCER. Each party shall have the right at all reasonable times, upon giving not less than five (5) days notice to the other party for the purpose of permitting the other party to be present at the inspection, to inspect, and test said meters and, if found defective, NIAGARA MOHAWK



Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                 Substitute Original Sheet No. 5
Rate Schedule FERC No. 189                      Superceding Original Sheet No. 5


shall adjust, repair or replace the same at the expense (after the initial year) of PRODUCER. Any test or inspection requested by a party shall be at the expense of the requesting party.

      If a meter fails to register, or if the measurement made by a meter is found to be inaccurate by more than the limits defined in 16 NYCRR Part 92, then an adjustment shall be made correcting all measurements made by the inaccurate or defective meter for (a) the actual period during which inaccurate measurements were made, if that period can be determined to the satisfaction of the parties; or (b) if the actual period cannot be determined to the mutual satisfaction of the parties, one-half of the period from the date of the last previous test of the meter. PRODUCER may elect to install its own metering equipment in addition to NIAGARA MOHAWK's metering equipment. Such metering equipment shall meet the requirements of 16 NYCRR Part 92. Should any metering equipment installed by NIAGARA MOHAWK fail to register during the term of this AGREEMENT, the parties shall use PRODUCER's metering equipment, if installed, to determine the amount of electricity delivered to the TRANSMISSION SYSTEM. On a day on which neither NIAGARA MOHAWK's nor PRODUCER's metering equipment is in service, the quantity of electricity delivered shall be determined in such manner as the parties shall agree.

      The duly authorized agent or agents of NIAGARA MOHAWK shall, at all reasonable business hours, upon three (3) days written notice, have free access to the premises of PRODUCER for the purpose of inspecting the records of electricity generated by PRODUCER and delivered to the POINT OF RECEIPT.

            1.4 PRODUCER agrees that the installation of the electrical connections and the operation of the PRODUCTION FACILITY must meet or exceed the requirements of NIAGARA MOHAWK's Electric System Bulletin No. 756-B, as well as any




Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                 Substitute Original Sheet No. 6
Rate Schedule FERC No. 189                      Superceding Original Sheet No. 6


other pertinent NIAGARA MOHAWK bulletins. The voltage control requirements for the PRODUCTION FACILITY are detailed in Schedule B.

      2.    REPRESENTATIONS AND WARRANTIES OF PARTIES

            2.1    The Representations and Warranties of the Parties in Sections
2.2 through 2.6 are made as of March 3, 1992 for PRODUCER and March 9, 1992 for NIAGARA MOHAWK.

            2.2 PRODUCER is a limited partnership duly organized and validly existing under the laws of the State of Delaware. PRODUCER is qualified to do business under the laws of the State of New York, is in good standing under the laws of the State of New York, has the power and authority to own its properties, to carry on its business as now being conducted, and to enter into this AGREEMENT and the transactions contemplated herein and perform and carry out all covenants and obligations on its part to be performed under and pursuant to this AGREEMENT, and is duly authorized to execute and deliver this AGREEMENT and consummate the transactions contemplated herein.

            2.3 PRODUCER is not prohibited from entering into this AGREEMENT and discharging and performing all covenants and obligations on its part to be performed under and pursuant to this AGREEMENT. The execution and delivery of this AGREEMENT, the consummation of the transactions contemplated herein and the fulfillment of and compliance with the provisions of this AGREEMENT will not conflict with or constitute a breach of or a default under any of the terms, conditions or provisions of any law, rule or regulation, any order, judgment, writ, injunction, decree, determination, award or other instrument or legal requirement of any court or other agency of government, the partnership agreement of PRODUCER or any contractual limitation, corporate restriction or outstanding trust





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                 Substitute Original Sheet No. 7
Rate Schedule FERC No. 189                      Superceding Original Sheet No. 7


indenture, deed of trust, mortgage, loan agreement, lease, other evidence of indebtedness or any other agreement or instrument to which PRODUCER is a party or by which it or any of its property is bound and will not result in a breach of or a default under any of the foregoing. This AGREEMENT is the legal, valid and binding obligation of PRODUCER enforceable in accordance with its terms.

            2.4 With respect to the PRODUCTION FACILITY, PRODUCER is a "qualifying cogenerator" as defined in Section 3 of the Federal Power Act, as amended by Section 201 of the Public Utilities Regulatory Policies Act of 1978, and, the Production Facility is considered a "Qualifying Facility" within the meaning of Internal Revenue Service ("IRS") Notice 88-129, 1988-2 C.B. 541. PRODUCER reasonably projects that during the first ten taxable years, beginning with the year the INTERCONNECTION FACILITY is placed in service, no more than 5% of the projected total power flows over the INTERCONNECTION FACILITY will flow to the PRODUCTION FACILITY ("the 5% test"); provided, that if the power flows in the taxable year during which the INTERCONNECTION FACILITY is placed in service cause the PRODUCER to violate the "5% test" NIAGARA MOHAWK shall ignore the power flows in the taxable year in which the INTERCONNECTION FACILITY is placed in service as provided in Notice 88-129. PRODUCER will promptly notify NIAGARA MOHAWK of any change in its circumstances affecting the accuracy of the statements set forth in this Section 2.4 or any failure to otherwise meet the "5% test" during the term of this AGREEMENT.

            2.5 NIAGARA MOHAWK is a corporation duly organized, validly existing and qualified to do business under the laws of the State of New York, is in good standing under its certificate of incorporation and the laws of the State of New York, has the corporate authority to own its properties, to carry on its business as now being conducted, and to




Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                 Substitute Original Sheet No. 8
Rate Schedule FERC No. 189                      Superceding Original Sheet No. 8


enter into this AGREEMENT and the transactions contemplated herein and perform and carry under the pursuant to this AGREEMENT, and is duly authorized to execute and deliver this AGREEMENT and consummate the transactions contemplated herein.

            2.6 NIAGARA MOHAWK is not prohibited from entering into this AGREEMENT and discharging and performing all covenants and obligations on its part to be performed under and pursuant to this AGREEMENT. The execution and delivery of this AGREEMENT, the consummation of the transactions contemplated herein and the fulfillment of and compliance with the provisions of this AGREEMENT will not conflict with or constitute a breach of or a default under any of the terms, conditions on provisions of any law, rule or regulation, any order, judgment, writ, injunction, decree, determination, award or other instrument or legal requirement of any court or other agency of government, the certificate of incorporate or bylaws of NIAGARA MOHAWK or any contractual limitation, corporate restriction or outstanding trust indenture, deed of trust, mortgage, loan agreement, lease, other evidence of indebtedness or any other agreement or instrument to which NIAGARA MOHAWK is a party or by which it or any of its property is bound and will not result in a breach of or a default under any of the foregoing. This AGREEMENT is the legal, valid and binding obligation of NIAGARA MOHAWK enforceable in accordance with its terms.

      3.    INTERCONNECTION STUDY

            3.1 NIAGARA MOHAWK has performed the interconnection study (hereinafter referred to as the "INTERCONNECTION STUDY") which is attached hereto as Schedule B. PRODUCER understands, as stated in Schedule B, that additional power system stabilizers may be required on other generating units in the Oswego area pending the design of a power system stabilizer on the PRODUCTION FACILITY.




Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                 Substitute Original Sheet No. 9
Rate Schedule FERC No. 189                      Superceding Original Sheet No. 9


      4.    OBTAINING RIGHTS-OF-WAY

            4.1 PRODUCER will acquire all rights of way needed for placement, construction, and maintenance of all equipment and facilities reasonably required including, but not limited to electric transmission and substation facilities, access roads, system enhancements and improvements or equipment incidental thereto. The quantum of land, including width of transmission corridor and size and configuration of substation sites shall be as reasonably required by NIAGARA MOHAWK. The interest in land acquired by PRODUCER, whether in fee or by easement, or other means, must be adequate for the purposes for which such land is being acquired hereunder. The format and content of the legal instruments conveying such rights in land shall be approved by NIAGARA MOHAWK, which approval shall not be unreasonably withheld or delayed. PRODUCER understands and agrees that all right-of-way acquisition must conform to NIAGARA MOHAWK standards for location and siting of transmission facilities, including without limitation, transmission line structures and appurtenances, substation equipment and improvements, clearings, access roads and various system enhancements and equipment incidental thereto. Prior to initiating such efforts and during the course of such efforts, PRODUCER shall regularly consult with NIAGARA MOHAWK. In the event PRODUCER elects to hire a consulting firm to acquire the said lands, NIAGARA MOHAWK reserves the right to approve said firm and its land and right of way acquisition methods and practices, which approval shall not be unreasonably withheld or delayed. Details regarding he use of NIAGARA MOHAWK's existing rights-of-way are detailed in Schedule B except that PRODUCER will not be required to provide NIAGARA MOHAWK with monetary compensation for the use of NIAGARA MOHAWK's existing rights-of-way between Volney and Clay substations.




Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 10
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 10


            4.2 PRODUCER agrees that prior to the acquisition of any property interest or rights-of-way, or the acquisition of any property to be used or developed in connection with the INTERCONNECTION FACILITY, it will conduct sampling, soil testing, and any other methods of investigation which would disclose the presence of any hazardous substance as waste which has been released on the property or which is present upon the property by migration from an external source on the property. PRODUCER agrees to indemnify and save NIAGARA MOHAWK harmless from all liability cost and expense (including reasonable attorney's fees), civil and criminal, for the removal of any hazardous substance or management methods. If the presence of any such hazardous substance is discovered prior to acquisition of the property, PRODUCER agrees to provide NIAGARA MOHAWK with prompt written notice thereof, and the parties will thereafter determine whether said property should be acquired and used.

            4.3 INTERCONNECTION FACILITY construction activities will be developed and carried out in accordance with standard NIAGARA MOHAWK environmental, construction, forestry, and right-of-way management practices and procedures, including but not limited to, "NMPC EMCP Protection Measures", and NIAGARA MOHAWK's "Transmission Right-of-Way Management Plan - October 1989", and NIAGARA MOHAWK's specification for right of way clearing, access roads, and right-of-way restoration. Copies of these and other relevant procedures will be provided on a timely basis by NIAGARA MOHAWK to PRODUCER. PRODUCER agrees it will not deviate from NIAGARA MOHAWK's practices or procedures without prior written NIAGARA MOHAWK approval, which approval shall not be unreasonably withheld or delayed.

            4.4 In the event PRODUCER is unable to acquire any of the applicable permits, authorizations, or rights-of-way after using its best efforts to do so, NIAGARA





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 11
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 11


MOHAWK agrees to accept and cooperate with PRODUCER in seeking approval for the transfer of so much of the appropriate documents as authorizes construction of the transmission and interconnection facilities and upon the effectiveness of such transfer, to assert its eminent domain authority for the prosecution of said eminent domain proceedings. NIAGARA MOHAWK shall retain counsel to conduct eminent domain proceedings. PRODUCER agrees to reimburse NIAGARA MOHAWK for all reasonable legal fees and costs therefore, and, except to the extent arising out of the gross negligence or intentional acts or omissions of NIAGARA MOHAWK, for all reasonable legal fees, costs, liabilities, judgements, fines, and other sanctions against NIAGARA MOHAWK arising out of its exercise of eminent domain powers. NIAGARA MOHAWK agrees to take such reasonable steps prior to the commencement of eminent domain proceedings as are necessary to facilitate said proceedings. The parties understand and agree that their execution of this AGREEMENT setting forth terms and conditions relating to the engineering, construction and ownership of the transmission line and interconnection is a condition precedent to the actual exercise by NIAGARA MOHAWK of its eminent domain authority. NIAGARA MOHAWK does not warrant or guarantee that assertion of its eminent domain powers will result in successful acquisition of real property interests for the INTERCONNECTION FACILITY. If NIAGARA MOHAWK is unable to acquire real property for the INTERCONNECTION FACILITY using its eminent domain authority, PRODUCER shall have the option of modifying the INTERCONNECTION STUDY subject to the prior written approval of NIAGARA MOHAWK, which approval shall not be unreasonably withheld or delayed or terminate this AGREEMENT.

            4.5 All expenditures by PRODUCER, and all reasonable out-of-pocket expenditures by NIAGARA MOHAWK, incurred in acquiring the necessary rights-of-way and





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 12
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 12


associated permits and authorizations shall be borne by PRODUCER. PRODUCER shall reimburse NIAGARA MOHAWK for such expenditures as provided in Article 11 of this AGREEMENT.

            4.6 After completion of construction of the INTERCONNECTION FACILITIES, and thirty (30) days prior to the anticipated date of initial operation of the PRODUCTION FACILITY, PRODUCER shall convey and transfer to NIAGARA MOHAWK by warranty deed, by assignment of easement or other means, as appropriate for the conveyance and transfer of such interest, all of its right, title and interest in the INTERCONNECTION FACILITY free and clear of all liens and encumbrances other than easements, rights-of-way, restrictions, minor defects and other similar encumbrances and exceptions to title (whether or not identified as an exception to title in any title search or title insurance policy furnished in accordance with this Section 4.6) which could not, individually or in the aggregate, reasonably be expected to have a material and adverse effect on the ability of the parties to operate and maintain the INTERCONNECTION FACILITY. PRODUCER further agrees to provide to NIAGARA MOHAWK an instrument survey of the lands conveyed by and/or described in the documents of title transfer, which said survey shall be prepared in accordance with the Code of Practice for land title surveys adopted by the New York State Association of Professional Land Surveyors. In addition to such a survey prepared as aforesaid, PRODUCER shall, in a format and size designated by NIAGARA MOHAWK, also furnish maps and drawings of the transmission corridor which shall constitute a plan and profile of said electric line depicting the transmission corridor, location of electric transmission structures, survey and title data, and a profile setting forth grade elevations and structure and conductor locations. A reasonable time prior to completion of construction, and in no event less than sixty (60) days, PRODUCER shall





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 13
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 13


provide to NIAGARA MOHAWK copies of the proposed deeds and other title documents together with either fully guaranteed tax and title searches made by an incorporated abstract company which shall cover the premises constituting the transmission corridor and substation site together with tax searches, federal code searches and local tax certificates or a fee title insurance policy, containing only standard exceptions and such other exceptions which could not, individually or in the aggregate, reasonably be expected to have a material and adverse effect on the ability of the parties to operate and maintain the INTERCONNECTION FACILITY, insuring marketability of the lands and interest in lands to be transferred to NIAGARA MOHAWK. For purposes of this Agreement, "Completion of Construction" shall mean the acquisition of all required rights in land, design and construction in the field of electric transmission and substation facilities, acquisition of licenses and permits in accordance with
Article 10 and completion of all other matters reasonably necessary to effect successful transfer of property interests, including the transfer of ownership. NIAGARA MOHAWK shall be given the opportunity to inspect the INTERCONNECTION FACILITY and review all appropriate approvals, certificates, permits and authorizations and PRODUCER shall be responsible for correcting any situations which NIAGARA MOHAWK reasonably deems unacceptable or any deficiencies which could reasonably be expected to impede the transfer of title pursuant to this AGREEMENT. The provisions and requirements of this Section 4.6 shall apply to any STEP DOWN FACILITIES which Producer may transfer ownership of to NIAGARA MOHAWK; provided, however, that PRODUCER may retain ownership in the STEP DOWN FACILITIES should PRODUCER provide NIAGARA MOHAWK with written notice prior to the transfer of the INTERCONNECTION FACILITY as provided herein of its intention to retain ownership in the STEP DOWN FACILITIES for the purposes of supplying the electrical requirements of its steam





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 14
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 14


host(s) (steam hosts shall be defined as other businesses or entities to which PRODUCER may sell steam for said businesses' or entities' own use). For purposes of this Agreement, STEP DOWN FACILITIES shall be defined as those facilities (as depicted in Schedule C), including the 345-115 KV transformer, 115 KV tap, 115-13.2 KV transformer, 13.2 KV tap and all associated equipment.

            4.7 PRODUCER shall grant to NIAGARA MOHAWK rights of access to PRODUCER's property interests acquired hereunder, prior to and upon transfer of title to NIAGARA MOHAWK. 4.8 PRODUCER and NIAGARA MOHAWK agree that in the event PRODUCER abandons going forward with its PRODUCTION FACILITY, for whatever reason, NIAGARA MOHAWK shall have the option and right of first refusal to acquire any rights-of-way obtained by PRODUCER pursuant to this AGREEMENT.

      5.    CONSTRUCTION OF INTERCONNECTION FACILITY

            5.1 The INTERCONNECTION FACILITY shall be designed and constructed in accordance with NIAGARA MOHAWK standards and in accordance with Schedules A and B. Upon NIAGARA'S MOHAWK'S completion and/or acceptance of the INTERCONNECTION STUDY, the INTERCONNECTION FACILITY shall be designed and constructed by either NIAGARA MOHAWK, the PRODUCER, or by a third-party contractor to be selected by PRODUCER or by a combination of the parties and subject to NIAGARA MOHAWK's and PRODUCER'S prior written approval, which approval shall not be unreasonably withheld or delayed. PRODUCER shall be responsible for all of the reasonable out-of-pocket costs and expenses of NIAGARA MOHAWK in connection with the design and construction of the INTERCONNECTION FACILITY and the correction of any situations which





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 15
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 15


NIAGARA MOHAWK reasonably deems unacceptable. PRODUCER shall be responsible for all of its costs and expenses and all of the costs and expenses of any third-party contractor. The INTERCONNECTION FACILITY shall be designed and constructed in accordance with prudent electrical practices and good engineering practices in the same first class and workmanlike manner and using materials and equipment of a quality and type customarily used by NIAGARA MOHAWK in designing and constructing its transmission systems. Prior to transfer of ownership of INTERCONNECTION FACILITY pursuant to Article 4 herein, NIAGARA MOHAWK shall be given the opportunity to inspect the INTERCONNECTION FACILITY. PRODUCER shall be responsible for correcting any situations which NIAGARA MOHAWK reasonably deems unacceptable. Prior to the COMMERCIAL OPERATION DATE and line energization, PRODUCER shall be responsible for the costs associated with making such corrections. For the purposes of the AGREEMENT, "COMMERCIAL OPERATION DATE" shall be as defined in the Transmission Services Agreement.

            5.2 Upon completion of construction of the INTERCONNECTION FACILITY, PRODUCER shall convey to NIAGARA MOHAWK copies of all documents, reasonably required by NIAGARA MOHAWK'S Engineering Department, including but not limited to as-built drawings, in both hard copy as well as in the form of computer readable data that will generate the drawings.

            5.3 PRODUCER will be deemed to be in exclusive control of and be responsible for any loss or damage to the INTERCONNECTION FACILITY until the transfer thereof to NIAGARA MOHAWK in accordance with Section 4.6. Subject to
Section 1.2, NIAGARA MOHAWK will be deemed to be in exclusive control of and be responsible for any





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 16
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 16


loss or damage to the INTERCONNECTION FACILITY from and after the transfer thereof to NIAGARA MOHAWK in accordance with Section 4.6.

            5.4 PRODUCER shall grant to NIAGARA MOHAWK rights of access to the INTERCONNECTION FACILITY prior to and upon transfer of title to NIAGARA MOHAWK. NIAGARA MOHAWK shall grant to PRODUCER rights of access to the INTERCONNECTION FACILITY prior to transfer of title to NIAGARA MOHAWK.

            5.5 NIAGARA MOHAWK shall perform an environmental inspection of the INTERCONNECTION FACILITIES which includes but is not limited to NIAGARA MOHAWK'S Right-of-Way Restoration Specification compliance, access road stability, erosion control, successful revegetation, vegetative visual screening and Right-of-Way access security within the first growing season after Construction Restoration has been completed. The PRODUCER shall be responsible for correcting any situations which NIAGARA MOHAWK reasonably deems unacceptable.

            5.6 PRODUCER and NIAGARA MOHAWK shall provide the other with all documentation reasonably necessary to verify the cost of the INTERCONNECTION FACILITY. PRODUCER and NIAGARA MOHAWK shall have the right to any supporting documents or evidence which PRODUCER or NIAGARA MOHAWK reasonably deems necessary to further substantiate such costs.

      6.    CONSTRUCTION OF SYSTEM FACILITIES

            6.1 NIAGARA MOHAWK shall be responsible for the construction of any reinforcements to or additions of new facilities to NIAGARA MOHAWK's transmission system (other than the INTERCONNECTION FACILITY) reasonably required in order for NIAGARA MOHAWK to provide PRODUCER with the transmission services agreed to





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 17
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 17


pursuant to the Transmission Services Agreement (the "SYSTEM FACILITIES") as detailed in Schedule B. PRODUCER shall be responsible for all of the reasonable out-of-pocket costs and expenses of NIAGARA MOHAWK in connection with the construction of such reinforcements and additions. Prior to approval of the
Article VII License or within a reasonable time period thereafter agreed to by both parties, the parties shall exchange schedules for the construction of the SYSTEM FACILITIES and INTERCONNECTION FACILITY respectively, such schedules shall not be inconsistent with each other or the Power Purchase Agreement. PRODUCER shall provide NIAGARA MOHAWK with monthly status reports on the progress of the INTERCONNECTION FACILITY construction and NIAGARA MOHAWK may revise its construction schedule based upon PRODUCER'S status reports. NIAGARA MOHAWK will provide PRODUCER with monthly status reports on the progress of the SYSTEM FACILITIES construction. If NIAGARA MOHAWK completes construction of the SYSTEM FACILITIES after the scheduled completion date or any revised or adjusted scheduled completion dates of the INTERCONNECTION FACILITY, the date of Commercial Operation shall be extended by the same length of time by which the scheduled completion date of the SYSTEM FACILITIES is delayed without liability of any kind to NIAGARA MOHAWK. NIAGARA MOHAWK will use its best efforts to complete the construction of the SYSTEM FACILITIES by the scheduled completion date or any revised or adjusted scheduled completion dates of the INTERCONNECTION FACILITY, provided that NIAGARA MOHAWK shall not be responsible for delays in Completion of Construction of the INTERCONNECTION FACILITY or SYSTEM FACILITIES arising from or attributable to any cause including but not limited to the application for necessary governmental licenses, permits, authorizations, and approvals





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 18
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 18


except to the extent that any such delays are the result of the gross negligence or intentional acts or omissions of NIAGARA MOHAWK.

            6.2 NIAGARA MOHAWK shall bill PRODUCER for its costs of constructing the SYSTEM FACILITIES in accordance with Articles 11 and 12 herein.

      7.    MODIFICATION TO INTERCONNECTION FACILITY DUE TO TRANSMISSION SYSTEM

            7.1 If, during the term of this AGREEMENT, NIAGARA MOHAWK reasonably determines that it is necessary to relocate or rearrange its transmission system in order to maintain reliable electric service in accordance with GOOD UTILITY PRACTICE (as defined in the Transmission Services Agreement), so that a change is required to a portion of the INTERCONNECTION FACILITY and/or a new INTERCONNECTION FACILITY is required, NIAGARA MOHAWK shall give the PRODUCER no less than one year's written notice of such relocation or rearrangement and shall defer such relocation or rearrangement until the new INTERCONNECTION FACILITY can be reconfigured so that PRODUCER's sales of energy, capacity, ancillary or other services, or any combination thereof, into the ISO ADMINISTERED MARKETS and/or through any BILATERAL TRANSACTIONS (as that term is defined in the NYISO SERVICES TARIFF) may continue without interruption, provided that such notice period or deferral may be reduced to the extent reasonably required in order to maintain reliable electric service in accordance with GOOD UTILITY PRACTICE (as defined in the Transmission Services Agreement).

            7.2 If NIAGARA MOHAWK is required or ordered by governmental authority to relocate or rearrange its transmission system so that a new POINT OF RECEIPT is required, NIAGARA MOHAWK shall promptly so notify PRODUCER.





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 19
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 19


            7.3 If NIAGARA MOHAWK reasonably determines that it is necessary to relocate or rearrange its transmission system in accordance with Section 7.1 or if NIAGARA MOHAWK is required or ordered by governmental authority to relocate or rearrange its transmission system, NIAGARA MOHAWK shall perform or have performed a new INTERCONNECTION STUDY in accordance with the terms of this AGREEMENT. NIAGARA MOHAWK shall be responsible for all of the costs and expenses in connection with such INTERCONNECTION STUDY, in connection with obtaining rights-of-way and in connection with the construction of any new INTERCONNECTION FACILITIES unless such relocation or rearrangement is required in order to maintain reliable electric service in accordance with GOOD UTILITY PRACTICE (as defined in the Transmission Services Agreement), in which case PRODUCER shall be responsible for such costs and expenses in accordance with the terms of Articles 3, 4 and 5. In its sole discretion, if, in accordance with the preceding sentence, PRODUCER is responsible for the costs and expenses of any new INTERCONNECTION STUDY or the construction of any new INTERCONNECTION FACILITIES, PRODUCER shall have the option to (a) reimburse NIAGARA MOHAWK for the actual out-of-pocket costs of such construction promptly upon completion thereof; (b) construct, at its own expense, a new INTERCONNECTION FACILITY in accordance with the terms of this AGREEMENT; or (c) terminate this AGREEMENT upon at least thirty (30) days written notice to NIAGARA MOHAWK.

            7.4 If the relocation or rearrangement is ordered or required by governmental authority, NIAGARA MOHAWK shall cooperate with PRODUCER in PRODUCER's efforts to be reimbursed by the governmental authority for its mutually agreed upon share of the costs of such relocation or rearrangement, but in no event shall NIAGARA





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 20
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 20


MOHAWK be responsible for reimbursing PRODUCER for any costs associated with such relocation or rearrangement for which PRODUCER is responsible hereunder.

            7.5 If the PRODUCER elects to construct a new INTERCONNECTION FACILITY, construction, title, and payment shall be in accordance with the terms and conditions of this AGREEMENT.

      8.    ABANDONMENT OR RETIREMENT OF INTERCONNECTION FACILITY

            8.1 If NIAGARA MOHAWK reasonably determines that it is necessary to abandon or to retire the entire INTERCONNECTION FACILITY so that it can relocate or rearrange its transmission system in order to maintain reliable electric service in accordance with GOOD UTILITY PRACTICE (as defined in the Transmission Services Agreement), NIAGARA MOHAWK shall give the PRODUCER no less than (1) year's written notice of such abandonment or retirement and shall defer such abandonment or retirement until a new INTERCONNECTION FACILITY has been constructed, so that PRODUCER's sales of energy, capacity, ancillary or other services, or any combination thereof, into the ISO ADMINISTERED MARKETS and/or through any BILATERAL TRANSACTIONS may continue without interruption, provided that such notice period or deferral may be reduced to the extent reasonably required in order to maintain reliable electric service in accordance with GOOD UTILITY PRACTICE (as defined in the Transmission Services Agreement).

            8.2 If NIAGARA MOHAWK is required to abandon or retire its transmission system as a result of an order of government authority, and such relocation or rearrangement requires the construction of a new INTERCONNECTION FACILITY, NIAGARA MOHAWK shall so notify PRODUCER.





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 21
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 21


            8.3 If NIAGARA MOHAWK reasonably determines that it is necessary to abandon or retire its transmission system in accordance with Section 8.1 or if NIAGARA MOHAWK is required or ordered by governmental authority to abandon or retire its transmission system, NIAGARA MOHAWK shall perform or have performed a new INTERCONNECTION STUDY in accordance with the terms of this AGREEMENT. NIAGARA MOHAWK shall be responsible for all of the costs and expenses in connection with such INTERCONNECTION STUDY, in connection with obtaining rights-of-way and in connection with the construction of any new INTERCONNECTION FACILITIES unless such abandonment or retirement is required in order to maintain reliable electric service in accordance with GOOD UTILITY PRACTICE (as defined in the Transmission Services Agreement), in which case PRODUCER shall be responsible for such costs and expenses in accordance with the terms of Articles 3, 4 and 5. In its sole discretion, if, in accordance with the preceding sentence, PRODUCER is responsible for the costs and expenses of any new INTERCONNECTION STUDY or the construction of any new INTERCONNECTION FACILITIES, PRODUCER shall have the option to (a) reimburse NIAGARA MOHAWK for the actual out-of-pocket costs of such construction promptly upon completion thereof; (b) construct at its own expense, a new INTERCONNECTION FACILITY subject to the terms of this AGREEMENT; or (c) terminate this AGREEMENT, upon no less than thirty (30) days written notice to NIAGARA MOHAWK.

            8.4    If the abandonment or retirement of the entire
INTERCONNECTION FACILITY is ordered or required by governmental authority, NIAGARA MOHAWK will cooperate with PRODUCER in PRODUCER's efforts to be reimbursed by such governmental authority for its mutually agreed upon share of the costs of such abandonment or retirement, but in no event shall NIAGARA MOHAWK be responsible for reimbursing





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 22
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 22


PRODUCER for any costs associated with such abandonment or retirement for which PRODUCER is responsible hereunder.

            8.5 If the PRODUCER elects to construct a new INTERCONNECTION FACILITY, construction, title and payment shall be in accordance with the terms and conditions of this AGREEMENT.

      9.    [INTENTIONALLY LEFT BLANK]

      10.   COMPLIANCE WITH LAWS AND OBTAINING PERMITS AND LICENSES

            10.1 PRODUCER and NIAGARA MOHAWK agree to comply with all applicable federal, state and local, ordinances, rules, regulations, permits, licenses, approvals, certificates, and requirements thereunder in connection with all activities performed pursuant to this AGREEMENT, including, but not limited to all design, environmental, regulatory, engineering, construction, and property acquisition activities.

            10.2 PRODUCER further agrees to obtain all necessary environmental, regulatory, licenses, certificates, permits and approvals, in connection with all activities performed pursuant to this Agreement, at its sole expense, and to obtain NIAGARA MOHAWK's review and approval of all applications with respect thereto, which approval shall not be unreasonably withheld or delayed, prior to their submittal to any of the appropriate agencies or governmental authorities. To the extent permitted by law, prior to the Initial Synchronization Date, PRODUCER shall convey to NIAGARA MOHAWK said licenses, certificates, permits and approvals.

            10.3 Each of PRODUCER and NIAGARA MOHAWK agrees to indemnify and save the other harmless and defend the other from all liability, civil and criminal, costs and expenses (including reasonable attorney's fees) arising from violations by it of all





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 23
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 23


applicable laws, ordinances, rules, regulations, permits, licenses, approvals, certificates and requirements thereunder. Each of PRODUCER and NIAGARA MOHAWK agrees to bear fully all civil and criminal penalties that may arise from its activities or from its violations of or its failure to comply with the aforementioned laws and requirements, whether such penalties are assessed against PRODUCER or NIAGARA MOHAWK.

            10.4 If PRODUCER observes that any requirement specified in this AGREEMENT is at variance with any governing laws, ordinances, rules, regulations, permits, licenses, approvals, certificates and requirements thereunder, PRODUCER shall promptly notify NIAGARA MOHAWK in writing before incurring any further liability, expense or obligation. NIAGARA MOHAWK and PRODUCER shall in good faith attempt to reform this Agreement to comply with the aforementioned laws, ordinances, rules, regulations, permits, licenses, approvals, or certificates at PRODUCER's sole cost and expense. If NIAGARA MOHAWK and PRODUCER are unable to do so, either party may terminate this AGREEMENT.

      11.   COST PAYMENTS

            11.1 Prior to the start of construction of the INTERCONNECTION FACILITY and the SYSTEM FACILITIES, PRODUCER shall pay to NIAGARA MOHAWK from time to time an amount equal to the reimbursable costs incurred by NIAGARA MOHAWK in connection with the design of such INTERCONNECTION FACILITY and SYSTEM FACILITIES as set forth in itemized invoices provided by NIAGARA MOHAWK detailing such reimbursable costs. Prior to the start of construction of the INTERCONNECTION FACILITY and the SYSTEM FACILITIES and as soon as reasonably practicable, PRODUCER and NIAGARA MOHAWK shall agree upon a schedule of payments by PRODUCER to NIAGARA MOHAWK for reimbursable costs to be incurred by NIAGARA MOHAWK in connection with





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 24
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 24


the construction of the INTERCONNECTION FACILITY and the SYSTEM FACILITIES, which schedule of payments shall be based upon the current estimate of such costs included in Schedule B hereto less reimbursable costs actually paid by PRODUCER to NIAGARA MOHAWK in connection with the design of the INTERCONNECTION FACILITY and the SYSTEM FACILITIES. Such schedule of payments may be modified upon the agreement of each of the parties to reflect the actual costs incurred by NIAGARA MOHAWK. NIAGARA MOHAWK shall review actual charges on a regular basis and invoice PRODUCER accordingly if additional funds are required to pay reimbursable costs (as defined in Section 11.2). At the completion of construction, should the actual out-of-pocket costs incurred by NIAGARA MOHAWK be less than the amount paid to NIAGARA MOHAWK by PRODUCER, NIAGARA MOHAWK shall reimburse PRODUCER accordingly. NIAGARA MOHAWK shall provide itemized invoices detailing all reimbursable costs against PRODUCER'S payments at the time of final billing. PRODUCER agrees to pay all invoices within thirty (30) days from date of the invoice. In accordance with NIAGARA MOHAWK POWER CORPORATION'S P.S.C. 207. Electricity, if any invoice remains unpaid thirty (30) days from the invoice date, NIAGARA MOHAWK shall apply to the unpaid balance, and PRODUCER shall pay, a finance charge at the rate of one and one-half percent (1.5%) per month, but in no event more than the maximum allowed by law. If any invoice remains unpaid for sixty (60) days, NIAGARA MOHAWK shall have no further obligation to perform under this AGREEMENT until all outstanding sums, including interest, have been paid in full.

            11.2    Reimbursable costs shall mean the following:

            (A) All reasonable NIAGARA MOHAWK out-of-pocket costs and expenses associated with the acquisition, inspection, design review, engineering, survey, project management and coordination,






Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 25
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 25


                      testing of electrical equipment and installation and testing of EMS-RTU and metering equipment, development of energization procedure, construction, environmental and regulatory permitting and licensing of, taxes as provided for in Article 12 and transfer of title and interest to, the INTERCONNECTION FACILITY, and any new or replaced facility as provided under Articles 7 and 8 for which PRODUCER is responsible hereunder, upon transfer of title and interest to NIAGARA MOHAWK.

            (B) All reasonable NIAGARA MOHAWK out-of-pocket costs in connection with any INTERCONNECTION STUDIES for which PRODUCER is responsible hereunder.

            (C) All reasonable NIAGARA MOHAWK out-of-pocket costs and expenses of acquiring, designing, engineering, constructing, financing, taxes as provided for in
                      Article 12, environmental permitting, and licensing any SYSTEM FACILITIES, or any new or replaced facilities for which PRODUCER is responsible hereunder.

            (D) All reasonable out-of-pocket legal fees, costs, liabilities, judgments, fines and other sanctions or penalties arising out of NIAGARA MOHAWK's exercise of its eminent domain authority, except to the extent arising out of the gross negligence or intentional acts or omissions of NIAGARA MOHAWK.

            (E) Any transmission related out-of-pocket cost or expense determined by a regulatory body having jurisdiction to be properly allocable to PRODUCER, in whole or in part.

            (F) All other reasonable out-of-pocket costs NIAGARA MOHAWK incurs in carrying out any responsibilities under this AGREEMENT, including the following services: engineering services, legal services, contract administration, rights-of-way acquisition, and environmental service and studies except for costs for which NIAGARA MOHAWK is responsible in accordance with the provisions of this AGREEMENT.

            11.3 NIAGARA MOHAWK shall not be responsible or liable for any losses or damages resulting from any delays in PRODUCER's completion of construction according to schedule, or PRODUCER's failure to meet the COMMERCIAL OPERATION DATE, or PRODUCER's failure to pay or delay in paying NIAGARA MOHAWK all costs





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 26
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 26


invoiced hereunder except to the extent that any such delays are the result of the gross negligence or intentional acts or omissions of NIAGARA MOHAWK.

            11.4 Payment of amounts due for the operation, maintenance, reconstruction or relocation of the INTERCONNECTION FACILITY during the term of this AGREEMENT shall be made in accordance with the provisions of this Article.

            11.5 NIAGARA MOHAWK shall be solely responsible for the operation, maintenance and repair of the INTERCONNECTION FACILITY and the SYSTEM FACILITIES. The INTERCONNECTION FACILITY and the SYSTEM FACILITIES shall at all times be operated, maintained and repaired in accordance with GOOD UTILITY PRACTICES (as defined in the Transmission Services Agreement) and NIAGARA MOHAWK'S own standards and procedures. Except as provided in Section 12.1(b), as full compensation to NIAGARA MOHAWK for its ownership, operation, maintenance and repair of the INTERCONNECTION FACILITY and the SYSTEM FACILITIES for the entire term of this AGREEMENT, PRODUCER hereby agrees to pay to NIAGARA MOHAWK an aggregate amount equal to $8,950,000 (hereinafter, the "OPERATION AND MAINTENANCE FEE"). The OPERATION AND MAINTENANCE FEE shall be in lieu of any other payments or compensation to NIAGARA MOHAWK in respect of its ownership, operation, maintenance or repair of the INTERCONNECTION FACILITY and the SYSTEM FACILITIES (other than payments for electric transmission service to be rendered in accordance with Article 5 of the Transmission Services Agreement). The OPERATION AND MAINTENANCE FEE shall be payable in three installments. The first installment shall be in an amount equal to $4,300,000 and shall be payable by PRODUCER to NIAGARA MOHAWK within thirty days of receipt of written confirmation from NIAGARA MOHAWK that the construction of the





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 27
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 27


INTERCONNECTION FACILITY and the SYSTEM FACILITIES is complete. The second installment shall also be in an amount equal to $1,550,000 and shall be payable by PRODUCER to NIAGARA MOHAWK within thirty days of receipt of written acknowledgment from NIAGARA MOHAWK that the PLANT has been synchronized with the NIAGARA MOHAWK transmission system. The third installment shall be in an amount equal to $3,100,000 and shall be payable by PRODUCER to NIAGARA MOHAWK within thirty days of the COMMERCIAL OPERATION DATE. Furthermore, PRODUCER shall indemnify, defend and hold harmless NIAGARA MOHAWK for any and all claims, suits, liabilities or damages (including reasonable attorney's fees) arising from NIAGARA MOHAWK's obligations under this Agreement, except to the extent said claims, suits, liabilities or damages are caused in whole or in part by the gross negligence or intentional acts or omissions of NIAGARA MOHAWK.

      12.   TAXES

            12.1 PRODUCER shall reimburse, indemnify, and hold harmless NIAGARA MOHAWK for the following taxes levied or assessed on NIAGARA MOHAWK, as a result of this AGREEMENT:

            (a) Transfer Tax. PRODUCER shall be responsible for any transfer taxes associated with the transfer of the INTERCONNECTION FACILITY.

            (b) Property Tax. PRODUCER shall be responsible for one-half of any property taxes levied or assessed against NIAGARA MOHAWK attributable to the transfer of title to NIAGARA MOHAWK in the INTERCONNECTION FACILITY.

            (c) Federal Income Tax. PRODUCER shall be responsible for any federal income taxes imposed on NIAGARA MOHAWK, or any increased federal income tax liability incurred by NIAGARA MOHAWK arising from (i) the reimbursement by PRODUCER of any cost incurred by NIAGARA MOHAWK to design, construct, install, obtain rights-of-way, licenses, certificates, permits or approvals for, operate, or maintain the INTERCONNECTION





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 28
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 28


                    FACILITY or SYSTEM FACILITIES, (ii) the transfer of any property, rights-of-way, licenses, certificates, permits or approvals from PRODUCER to NIAGARA MOHAWK, or any other provision of services by PRODUCER relating to this AGREEMENT, and (iii) the termination of the Power Purchase Agreement or the occurrence of any other "disqualification event" within the meaning of IRS Notice 88-129 and IRS Notice 90-60 as they may be amended; provided, the "disqualification event" is not caused by NIAGARA MOHAWK.

            (d) New York Taxes. Consistent with Section 12.1(c), PRODUCER shall be responsible for any New York State taxes imposed on NIAGARA MOHAWK that are based on or measured by net or gross income or receipts as a result of payments made by PRODUCER for (i) the reimbursement by PRODUCER of any cost incurred by NIAGARA MOHAWK to design, construct, install, obtain rights-of-way, licenses, certificates, permits or approvals for, operate, or maintain the INTERCONNECTION FACILITY or SYSTEM FACILITIES, (ii) the transfer of any property, rights-of-way, licenses, certificates, permits or approvals from PRODUCER to NIAGARA MOHAWK, or any other provision of services by PRODUCER relating to this AGREEMENT, and (iii) the termination of the Power Purchase Agreement or the occurrence of any other "disqualification event" within the meaning of IRS Notice 88-128 and ITS Notice 90-60 as they may be amended; provided, the "disqualification event" is not caused by NIAGARA MOHAWK.

            (e) Adjustments Arising from the Payment or Reimbursement of Tax under the Preceding Provisions. The amounts payable pursuant to clauses (a) through (d) of this Section 12.1 shall be reduced by (i) any net actual tax savings resulting from the payment or accrual by NIAGARA MOHAWK of the taxes described in said clauses (a) through (d) and (ii) the present value of the tax benefits, if any, that NIAGARA MOHAWK can expect to realize through depreciation, amortization and other deduction available to it with respect to expenses reimbursed hereunder or the acquisition of depreciable or amortizable assets in connection with the transaction which causes NIAGARA MOHAWK to be entitled to reimbursement of tax from PRODUCER (collectively (i) and (ii) are the "Tax Benefits"). PRODUCER shall fully reimburse NIAGARA MOHAWK for any net actual federal income tax, New York tax or transfer tax ("Tax"), if any, arising out of any payment or reimbursement of any tax by PRODUCER under this Section such that the net amount received by NIAGARA MOHAWK, after reduction by such net actual Taxes on the amounts payable pursuant to this





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 29
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 29


                    Article 12 (including this Section 12.1(e)) shall equal the amount payable pursuant to clauses (a) through (d) of this Section 12.1 less any Tax Benefits. NIAGARA MOHAWK shall calculate and advise PRODUCER of its liability for Tax under this paragraph. NIAGARA MOHAWK shall perform this calculation utilizing (i) its effective rate of Tax (the "Rate") for the year(s) of income inclusion and (ii) with respect to any Tax Benefits, the depreciation or amortization rates, methodology, bases and periods of time that it would normally use for similar property, the Rate or Rates of Tax expected to be applicable for the year or years in which the deductions will be utilized and a discount factor equal to it "Composite Cost of Capital" as approved by the COMMISSION for the year to which the calculation relates. At PRODUCER's request, the amount of any indemnity payment by PRODUCER to NIAGARA MOHAWK pursuant to this Article 12 shall be verified and certified by Price Waterhouse or the nationally recognized firm of independent public accountants then normally employed by NIAGARA MOHAWK. Producer shall pay the accountants' fee for verifying the indemnity payment pursuant to this Section 12.1(e), unless the verification discloses an error in NIAGARA MOHAWK's favor exceeding 2.5% for the amount of the payment as determined by NIAGARA MOHAWK, in which case NIAGARA MOHAWK shall pay the accountants' fee for verifying the amount of the payment. PRODUCER and NIAGARA MOHAWK hereby agree that the accountants' sole responsibility shall be to verify the calculation of an indemnity payment under this Article 12 and interpretation of this AGREEMENT shall not be within the scope of the accountants' responsibilities.

            12.2 Except as provided in Sections 12.3 and 12.5, PRODUCER shall fully reimburse NIAGARA MOHAWK for the amount of any tax that is the responsibility of PRODUCER pursuant to Section 12.1 within thirty (30) days of being notified by NIAGARA MOHAWK, but not prior to the date that such taxes (including any estimated payments of such taxes) are due. PRODUCER shall not be liable for taxes that would otherwise be owed by NIAGARA MOHAWK in the absence of this AGREEMENT or any activities hereunder.

            12.3 At the time of the payment or reimbursement of any amount by PRODUCER under this AGREEMENT, or the transfer of any property, rights-of-way, licenses,





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 30
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 30


certificates, permits or approvals from PRODUCER to NIAGARA MOHAWK pursuant to this AGREEMENT, or the termination of the Power Purchase Agreement or the occurrence of any other "disqualification event" within the meaning of IRS Notice 88-129 and IRS notice 90-60, as they may be amended, PRODUCER shall also pay to NIAGARA MOHAWK any amounts due under Section 12.1 if NIAGARA MOHAWK advises PRODUCER that it believes the payment, reimbursement or transfer constitutes gross income to NIAGARA MOHAWK; provided, however, NIAGARA MOHAWK shall not file any return reflecting a liability for any tax subject to indemnity under Section 12.1 or pay such tax if PRODUCER, at PRODUCER's sole expense, furnishes NIAGARA MOHAWK with an opinion of independent tax counsel selected by PRODUCER and reasonably satisfactory to NIAGARA MOHAWK, to the effect that there is substantial authority within the meaning of Section 6662(d)(2)(5)(i) of the Internal Revenue Code of 1986, as amended, and the regulations (whether final, temporary or proposed) thereunder (or with respect to New York taxes, applying corresponding principles) ("Substantial Authority") to conclude that the payments, reimbursements and transfers do not constitute gross income to NIAGARA MOHAWK. If PRODUCER shall have furnished NIAGARA MOHAWK with such an opinion concerning tax liability which NIAGARA MOHAWK believes may be in excess of $100,000 and PRODUCER's senior unsecured debt is rated lower than investment grade by either Moody's Investor's Services, Inc. or by Standard and Poor's Corporation ("INVESTMENT GRADE"), PRODUCER shall provide collateral to NIAGARA MOHAWK in a manner reasonably satisfactory to NIAGARA MOHAWK for any tax that later may be imposed unless the opinion described in the preceding sentence shall be to the effect that it is more likely than not that the payment, reimbursement or transfer does not constitute gross income. In no event shall PRODUCER be required to provide collateral in excess of the amount payable under





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 31
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 31


Section 12.1 (the net amount of any taxes to be calculated assuming the taxes are payable at the highest marginal statutory rates applicable to NIAGARA MOHAWK for the relevant period, and further assuming, in the case of a termination of the Power Purchase Agreement or the occurrence of any other "disqualification event" within the meaning of IRS Notice 88-129 and IRS Notice 90-60, that NIAGARA MOHAWK's gross income arising from such event will not exceed the lesser of the INTERCONNECTION FACILITY's (i) fair market value as determined using the depreciated replacement cost method, as defined in IRS Notice 90-60, and (ii) fair market value as determined under a procedure or method established or utilized by the relevant utility commission, as provided in IRS Notice 90-60). Notwithstanding the foregoing, NIAGARA MOHAWK shall return all collateral provided under this Section 12.3 to PRODUCER within 30 days from the date PRODUCER's senior unsecured debt is rated INVESTMENT GRADE or higher, and in any event, NIAGARA MOHAWK shall return the collateral provided under this Section
12.3 to PRODUCER upon the termination of the statute of limitations applicable to the taxable year in which occurs such payment, reimbursement or transfer. Nothing in this Section 12.3 shall reduce or limit any liability by PRODUCER to pay such tax if, and when, it is imposed on NIAGARA MOHAWK. Notwithstanding the foregoing provisions of this Section, 12.3, PRODUCER shall not be required to provide collateral with respect to potential tax liability to the State of New York.

            12.4 NIAGARA MOHAWK agrees to cooperate in good faith with PRODUCER in attempting to minimize NIAGARA MOHAWK's costs under this Article, provided PRODUCER reimburses NIAGARA MOHAWK for all out of pocket costs incurred by NIAGARA MOHAWK in connection therewith, including attorneys fees, and provided further that PRODUCER shall indemnify NIAGARA MOHAWK against any and all penalties,





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 32
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 32


judgments, fines (civil or criminal), or other costs that may be imposed by any governmental authority as a result hereof except to the extent caused by the gross negligence or willful misconduct of NIAGARA MOHAWK.

            12.5 Notwithstanding the foregoing, PRODUCER shall have the right to require NIAGARA MOHAWK to contest, appeal or seek abatement of any tax, levy or assessment against NIAGARA MOHAWK and for which PRODUCER may be required to reimburse NIAGARA MOHAWK under this Article if (i) PRODUCER shall have furnished to NIAGARA MOHAWK, at PRODUCER's sole expense, an opinion of independent tax counsel selected by PRODUCER and reasonably satisfactory to NIAGARA MOHAWK, to the effect that there is Substantial Authority that such contest, appeal or abatement will be successful. If the PRODUCER's senior unsecured debt is rated lower than INVESTMENT GRADE, PRODUCER shall provide collateral to NIAGARA MOHAWK in a manner reasonably satisfactory to NIAGARA MOHAWK for the amount of the tax asserted (excluding taxes imposed by the State of New York) and all out of pocket costs expected to be incurred by NIAGARA MOHAWK in connection with such contest, appeal or abatement. NIAGARA MOHAWK shall, in good faith, control any such contest, appeal or abatement, including, but not limited to, the selection of counsel and the forum for such contest, appeal or abatement. Unless prepayment of tax is necessary in the forum selected (in which case PRODUCER shall make such prepayment in the form of an interest-free loan to NIAGARA MOHAWK to be applied for that purpose, and NIAGARA MOHAWK shall return to PRODUCER, at the conclusion of such contest, appeal or abatement, any refund it actually receives of the amount of such prepayment and any interest it actually receives thereon), no reimbursement shall be payable by PRODUCER to NIAGARA MOHAWK under this Article until such tax, levy or assessment is due by a final and non-





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 33
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 33


appealable order by a court or agency of competent jurisdiction. PRODUCER shall reimburse NIAGARA MOHAWK for all out of pocket costs incurred by NIAGARA MOHAWK in connection with such contest, appeal or abatement request, including but not limited to interest charges, penalties, additions to tax, and attorneys' fees, as such costs are incurred by NIAGARA MOHAWK.

            12.6 PRODUCER shall not be responsible for any taxes under this Article to the extent that such liability is attributable to a "disqualification event" within the meaning of IRS Notice 88-129 and IRS Notice 90-60, as they may be amended, which is caused by NIAGARA MOHAWK. In addition, PRODUCER shall not be responsible for any income tax assessed against NIAGARA MOHAWK to the extent such tax would not be assessed but for NIAGARA MOHAWK's use of the INTERCONNECTION FACILITY for any purpose other than transmitting power for, or selling power to, PRODUCER or an entity which is a customer of PRODUCER (an "unrelated use"); provided, however, that if such income tax would be assessed against NIAGARA MOHAWK regardless of such unrelated use, then NIAGARA MOHAWK shall only be obligated to pay the incremental portion of the tax above the amount that would have been due if there had been no unrelated use.

            12.7 If NIAGARA MOHAWK shall obtain a refund of all or any part of any tax for which it has been compensated by PRODUCER under this Article 12, or if, in lieu of such refund, NIAGARA MOHAWK shall receive a credit against any tax not indemnified against hereunder by reason of all or part of any such tax, NIAGARA MOHAWK shall pay PRODUCER, on an after tax basis (after giving effect to any tax savings the PRODUCER realizes determined in a manner consistent with
Section 12.1(e)), an amount equal to the amount





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 34
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 34


of such tax, refund or credit, including interest attributable thereto, to the extent such amount has not previously been paid or credited to PRODUCER under the provision of this AGREEMENT.

      13.   NOTICES

            13.1 All written notifications pursuant to this AGREEMENT shall be in writing and shall be personally delivered or mailed by certified or registered first class mail, return receipt requested, as follows:

To NIAGARA MOHAWK                           To PRODUCER:
                                               --------
MANAGER-TRANSMISSION CONTRACTS              General Manager
NIAGARA MOHAWK POWER CORPORATION            Sithe/Independence Power
300 Erie Boulevard West                     Partners, L.P.
Syracuse, New York  13202                   c/o Sithe/Independence, Inc.
                                            P.O. Box 1046
                                            76 Independence Way
                                            Oswego, NY  13126

                                            and

                                            Sithe Energies, Inc.
                                            335 Madison Ave.
                                            28th Floor
                                            New York, NY  10017
                                            Attn:  General Counsel

            Either party may change its address for notices by notice to the other in the manner provided above.

            13.2 The above mentioned representatives of their designees shall be authorized to act on behalf of the parties, and their instructions, requests, and decisions will be binding upon the parties as to all matters pertaining to this AGREEMENT and the performance of the parties hereunder. Only these representatives shall have the authority to commit funds or make binding obligations on behalf of the parties. These representatives shall be responsible for





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 35
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 35


tracking work, costs, schedules and all other matters related to this AGREEMENT, and for the performance of any third parties.

      14.   TERM

            14.1 This AGREEMENT shall be effective on the date of execution by both parties.

            14.2 Upon such effectiveness, this AGREEMENT shall expire on the date occurring twenty (20) years from the COMMERCIAL OPERATION DATE of the PRODUCTION FACILITY.

            14.3 This AGREEMENT shall not merge with or be terminated or superseded by any future agreement between the parties that does not specifically so provide.

      15.   TERMINATION FOR BREACH/DEFAULT

            15.1 In the event of a material default or breach of any provision of this AGREEMENT, where such default or breach shall have continued for and not been cured within sixty (60) days after receipt of a written notice from the non-breaching party specifying in reasonable detail the nature of such default or breach, the non-breaching party may by written notice terminate the AGREEMENT at the end of the next succeeding calendar month; provided however, that if such default or breach cannot reasonably be cured within such sixty (60) day period, the breaching party shall be entitled to an additional period of time to cure the breach, as may be reasonable under the circumstances; provided that the breaching party commences efforts to cure within the initial sixty (60) day period and diligently pursues cure thereafter. Any LENDER (as defined in the Transmission Services Agreement) shall have the right, in its sole discretion and without obligation, to prevent such termination by curing any such default or breach on PRODUCER's behalf within the relevant period.





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 36
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 36


            15.2 Termination of this AGREEMENT for breach or default shall not relieve the breaching party of any of its liabilities and obligations hereunder, and the non-breaching party may take whatever judicial or administrative actions as appear necessary or desirable to enforce its rights hereunder. The rights specified herein are not exclusive and shall be in addition to all other remedies available to NIAGARA MOHAWK or PRODUCER, either at law or in equity, for default or breach of any provision of this AGREEMENT. Notwithstanding any other provision of this AGREEMENT, neither NIAGARA MOHAWK nor the PRODUCER shall be liable to the other for incidental, consequential, indirect, special or punitive damages arising from breach of this AGREEMENT.

            15.3 Upon termination, NIAGARA MOHAWK shall give any regulatory or judicial authorities such notice as is required by law.

      16.   FORCE MAJEURE

            16.1 Neither party shall be considered to be in default or breach hereunder, and each party shall be excused from performance hereunder, if and to the extent that it shall be delayed in or prevented from performing or carrying out any provision of this AGREEMENT by reason of or through storm, flood, lightning strikes, earthquake, fire, ice, epidemic, war, invasion, riot, civil disturbance, sabotage, explosion, insurrection, military or usurped power, strikes, stoppage of labor, labor dispute, failure of contractors or supplies of material, action of any court or public authority, or any civil or military authority de facto or de jure, change in law, act of God or the public enemy, or any other cause beyond such party's control, including, without limitation, disconnection or limited operation of the PRODUCTION FACILITY, the INTERCONNECTION FACILITY or NIAGARA MOHAWK's electric system due to failure of facilities or unscheduled repairs or maintenance.





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 37
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 37


            16.2 The party claiming force majeure shall use due diligence to resume performance or the provision of service hereunder as soon as practicable.

            16.3 Neither party shall be liable to the other party for or on account of any loss, damage, injury or expense, including, but not limited to, incidental, punitive, special, indirect and consequential damages, resulting from or arising out of such delay or inability to perform.

      17.   RELATIONSHIP OF PARTIES

            17.1 Nothing contained in this AGREEMENT shall be construed or deemed to cause, create, constitute, give effect to, or otherwise recognize PRODUCER and NIAGARA MOHAWK to be partners, joint venturers, employer and employee, principal and agent, or any other business association, with respect to any matter.

            17.2 Unless otherwise agreed to in writing signed by both parties, neither party shall have any authority to create or assume in the other party's name or on its behalf any obligation, express or implied, or to act or purport to act as the other party's agent or legally empowered representative for any purpose whatsoever.

            17.3 Neither party shall be liable to any third party in any way for any engagement, obligation, commitment, contract, representation or for any negligent act or omission to act of the other party, except as expressly provided for herein.

      18.   THIRD-PARTY BENEFICIARY

            18.1 No person or party shall have any rights or interests, direct or indirect, in this AGREEMENT or the services or facilities to be provided hereunder, or both, except the parties, their successors, and authorized assigns.






Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 38
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 38


            18.2 The parties specifically disclaim any intent to create any rights in any person or party as a third-party beneficiary to this AGREEMENT or to the services or facilities to be provided hereunder, or both.

      19.   APPROVAL

            19.1 If required by law, NIAGARA MOHAWK shall file this AGREEMENT with the appropriate regulatory or judicial authorities within thirty days of receipt of the executed AGREEMENT from PRODUCER. If such regulatory body substantially modifies the terms and conditions of this AGREEMENT either party shall have the right to unilaterally terminate this AGREEMENT effective upon written notice to the other party; provided, however, that prior to exercising such termination rights, the parties agree to meet and discuss possibly modifying this AGREEMENT or entering into a new agreement.

            19.2 All filing fees for the initial filing of this AGREEMENT and for any subsequent filings with any regulatory or judicial authorities for the approval or effectiveness of this AGREEMENT shall be paid by PRODUCER. NIAGARA MOHAWK shall pay any filing fees in connection with any other filing by it. Nothing contained herein shall be construed as affecting in any way either NIAGARA MOHAWK's right to make applications to the FERC or any other appropriate regulatory authority having jurisdiction over the transactions contemplated hereby or PRODUCER's right to challenge such application.

      20.   ASSIGNMENT

            20.1 Except as otherwise expressly provided in this Article 20, neither party shall assign, pledge or otherwise transfer this AGREEMENT or any right or obligation under this AGREEMENT, by operation of law or otherwise, without first obtaining the other party's written consent, which consent shall not be unreasonably withheld.






Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 39
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 39


            20.2 Upon thirty (30) days prior written notice to NIAGARA MOHAWK, PRODUCER may, without the consent of NIAGARA MOHAWK, assign its interests in this AGREEMENT, in whole or in part, to (a) LENDERS (as defined in the Transmission Services Agreement) or any successor to such LENDERS; or (b) an entity controlling, controlled by, or under common control with PRODUCER ("Affiliate"); provided, however, that in each such case, such assignment shall not relieve PRODUCER of its obligations under this AGREEMENT, unless the assignee shall expressly assume all of PRODUCER's obligations under this AGREEMENT. If LENDERS or any successor to such LENDERS succeed to the interest of PRODUCER in this AGREEMENT by foreclosure or otherwise, NIAGARA MOHAWK shall accord such LENDERS or any successor to such LENDERS, their successors and the assigns, the same rights as PRODUCER hereunder. In connection with the FINANCIAL CLOSING (as defined in the Transmission Services Agreement), NIAGARA MOHAWK agrees to execute and deliver and to furnish a written consent to the assignment by PRODUCER of this AGREEMENT to the LENDERS, a certificate of an authorized officer of NIAGARA MOHAWK and an opinion of counsel to NIAGARA MOHAWK, in each case in form and substance reasonably acceptable to the LENDERS and NIAGARA MOHAWK.

            20.3 Any company or entity which shall succeed by purchase, merger or consolidation to the properties, substantially or entirely, of either NIAGARA MOHAWK or PRODUCER, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this AGREEMENT provided that, at least thirty (30) days prior to the effective date of the proposed assignment, the assignee shall unconditionally assume, and agree to be bound by, all of the terms and conditions of this AGREEMENT, and the





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 40
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 40



assignee makes certain additional representations and warranties as appropriate for assignee as contained in Article 2.

            20.4 This AGREEMENT shall bind and inure to the benefit of the parties to this AGREEMENT, their successors and permitted assigns.

      21.   WAIVER

            21.1 No provision of this AGREEMENT may be waived except by mutual agreement of the parties as expressed in writing and signed by both parties.

            21.2 Any waiver that is not in writing and signed by both parties shall be null and void from its inception.

            21.3 No express waiver in any specific instance as provided in a required writing shall be construed as a waiver of future instances unless specifically so provided in the required writing.

            21.4 No express waiver of any specific default shall be deemed a waiver of any other default whether or not similar to the default waived, or a continuing waiver of any other right or default by a party.

            21.5 The failure of either party to insist in any one or more instances upon the strict performance of any of the provisions of this AGREEMENT, or to exercise any right herein, shall not be construed as a waiver or relinquishment for the future of such strict performance of such provision or the exercise of such right.

      22.   AMENDMENT/MODIFICATION

            22.1 This AGREEMENT may be amended or modified only if the amendment or modification is in writing and executed by both parties.





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 41
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 41


            22.2 Any amendment or modification that is not in writing and signed by both parties shall be null and void from its inception.

            22.3 No express amendment or modification in any specific instance as provided herein shall be construed as an amendment or modification of future instances, unless specifically so provided in the required writing.

      23.   CHOICE OF LAW/JURISDICTION/SERVICE OF PROCESS

            23.1 This AGREEMENT shall be deemed to be executed in the State of New York and shall be interpreted and enforced according to the Laws of the State of New York.

            23.2 Each of the parties agrees to submit to the jurisdiction of the courts in the State of New York for the purposes of interpretation and enforcement of this AGREEMENT; provided, however, that this Article shall not serve to divest an administrative agency of competent jurisdiction from interpreting or enforcing this AGREEMENT.

            23.3 Each of the parties waives personal service by manual delivery and agrees that service of process in any action concerning or arising out of this AGREEMENT may be made by registered or certified mail, return receipt requested, delivered at such party's address set forth in Section 13.1 hereof.

      24.   SEVERABILITY

            24.1 If any terms of this AGREEMENT, or the interpretation or application of any term or provision to any prior circumstance, is held to be unenforceable, illegal, or invalid by a court or agency of competent jurisdiction, the remainder of this AGREEMENT, or the interpretation or application of all other terms or provisions to persons or circumstances other than those that are unenforceable, illegal, or invalid, shall not be affected





Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 42
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 42


thereby and each term and provision shall be valid and be enforced to the fullest extent permitted by law.

      25.   HEADINGS

            25.1 The headings in this AGREEMENT are included herein for convenience of reference only and shall not constitute a part of this AGREEMENT for any other purpose, or limit or be used as an aid in construing the provisions of this AGREEMENT.

      26.   INTEGRATION/MERGER/SURVIVABILITY

            26.1 This AGREEMENT sets forth the entire understanding and agreement of the parties as to the subject matter of this AGREEMENT, except to the extent covered in the Transmission Services Agreement.

            26.2 This AGREEMENT merges and supersedes all prior agreements, commitments, representations, writings and discussions between the parties regarding the subject matter herein, except those contained in the Transmission Services Agreement.

            26.3 In the event of any conflict between the terms and conditions of this AGREEMENT and the Transmission Services Agreement, the terms and conditions of the Transmission Services Agreement shall control.

            26.4 Neither party shall be bound or liable to the other party for any prior obligations, affirmations of fact, conditions, warranties, representations, understandings, promises, assurances, inducements, or agreements of any kind, whether written or oral, made by any agent or person in the other party's employ with respect to the subject matter of this AGREEMENT, unless explicitly embodied herein.






Issued by: Susan L. Hodgson                                    Effective Date: July 1, 2001
           Manager- Transmission and Delivery Services
           Issued on: June 29, 2001

Niagara Mohawk Power Corporation                Substitute Original Sheet No. 43
Rate Schedule FERC No. 189                     Superceding Original Sheet No. 43


      27.   EXECUTION IN COUNTERPARTS

            27.1 This AGREEMENT may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

SITHE/INDEPENDENCE POWER                      NIAGARA MOHAWK
PARTNERS, L.P.                                POWER CORPORATION
By:      Sithe/Independence, Inc.
its General Partner


By:   /s/ Martin B. Rosenberg                 By:    /s/ Edward J. Dienst
     -------------------------------                 --------------------------
Title:  Senior Vice President                 Title: Senior Vice President


Date:  June 29, 2001                          Date:  June 29, 2001